Exhibit 10.2

AMENDMENT NO. 2

TO

SECOND AMENDED AND RESTATED REVOLVING CREDIT AND TERM LOAN

AGREEMENT

This AMENDMENT NO. 2 TO SECOND AMENDED AND RESTATED REVOLVING CREDIT AND TERM LOAN AGREEMENT (this “Amendment”) is made and entered into as of the 26th day of August, 2003, by and among CASELLA WASTE SYSTEMS, INC., a Delaware corporation (the “Parent”), its Subsidiaries (other than Excluded Subsidiaries) listed on Schedule 1 to the Credit Agreement defined below (together with the Parent, collectively the “Borrowers”), such banks or other financial institutions which may become a party thereto (the “Lenders”), FLEET NATIONAL BANK as Administrative Agent for the Lenders (the “Administrative Agent”), and BANK OF AMERICA, N.A. as Syndication Agent.

WHEREAS, the Borrowers, the Lenders and the Agents are parties to a Second Amended and Restated Revolving Credit and Term Loan Agreement dated as of January 24, 2003, (as the same may be amended and in effect from time to time, the “Credit Agreement”), pursuant to which the Lenders have extended credit to the Borrowers on the terms set forth therein;

WHEREAS, pursuant to the Credit Agreement, the original Term Loan Lenders have made a term loan to the Borrowers in the original principal amount of $150,000,000 (the “Original Term Loan”);

WHEREAS, the Borrowers wish to repay the Original Term Loan in full and to amend the Credit Agreement to allow for a replacement term loan in the aggregate principal amount of $150,000,000 and having a lower interest rate than the Original Term Loan (the “Replacement Term Loan”), the proceeds of which shall be used to prepay the Original Term Loan;

WHEREAS, each of the Borrowers has requested that the Required Lenders and the Administrative Agent make certain amendments to the Credit Agreement to permit the aforementioned transactions, and the Required Lenders and the Administrative Agent are agreeable thereto upon the terms and conditions described herein;

NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

§1.                               Replacement Term Loan.

(a)           Subject to the terms and conditions set forth herein, each of the undersigned financial institutions identified on Schedule A hereto as a “Replacement Lender” (individually, a “Replacement Lender” and collectively, the  “Replacement Lenders”) agrees to lend to the Borrowers on the Second Amendment Effective Date (defined below) that percentage set forth opposite its name on Schedule A hereto of a term loan, which shall be in the aggregate principal amount of $150,000,000. The proceeds of the Replacement Term Loan shall be applied to prepay in full the outstanding principal balance of the Original Term Loan.

(b)          Upon payment of the Original Term Loan (the “August 2003 Prepayment”), the Replacement Term Loan shall be thereafter the “Term Loan” referred to and as defined in the Credit Agreement, shall constitute an Obligation of the Borrowers, shall amortize on the schedule and be subject to the mandatory and voluntary prepayment provisions as set forth in §4 of the Credit Agreement for the Term Loan, and the outstanding principal amount thereof shall be due and payable on the Term Loan Maturity Date. The Replacement Term Loan shall bear interest from and after the Second Amendment Effective Date as set forth in §4.6 of the Credit Agreement, with the Applicable Margin being determined by reference to the pricing grid set forth in §2(a) of this Amendment.  The Borrowers jointly and severally promise to pay to the Administrative Agent for the account of the Replacement Lenders the principal of and interest on the Replacement Term Loan in accordance with the provisions of §4 of the Credit Agreement (as amended by this Amendment).

(c)           The Replacement Lenders, the Revolving Credit Lenders, the Borrowers and the Agents hereby acknowledge that immediately following the August 2003 Prepayment (i) the Credit Agreement shall be amended in accordance with the provisions of §§2 through 7 below, (ii) all references in the Credit Agreement and the other Loan Documents to the words “Term Loan” shall be deemed to be references to or to relate to the Replacement Term Loan advanced pursuant to this §1, (iii) the Replacement Term Loan shall be governed by and subject to all of the provisions, terms and conditions set forth in the Credit Agreement and the other Loan Documents in every respect as though such Replacement Term Loan had been originally referred to therein as the “Term Loan”, and (iv) thereafter the Replacement Term Loan shall be referred to as the Term Loan. In furtherance of and not in limitation of the foregoing, and notwithstanding anything to the contrary contained herein, the amendments effected by the provisions of §§ 2 through 7 below shall only be applicable to the Replacement Term Loan and shall not be applicable to the Original Term Loan.

(d)          Each Replacement Lender not a party to the Credit Agreement prior to the Second Amendment Effective Date (each a “New Term Lender”), by execution of this Amendment, hereby agrees to be bound by and shall be entitled to the benefits of, all of the terms, conditions and provisions of the Credit Agreement as if such New Term Lender had been one of the lending institutions originally executing the Credit Agreement as a “Term Loan Lender”; provided that nothing herein shall be construed as making the New Term Lender liable to the Borrowers or the other Lenders in respect of any acts or omissions of any party to the Credit Agreement or in respect of any other event occurring prior to the Second Amendment Effective Date. The New Term Lender (a) represents and warrants that (i) it is duly and legally authorized to enter into this Amendment, (ii) the execution, delivery and performance of this Amendment does not conflict with any provision of law or of the charter or by-laws of the New Term Lender, or of any agreement binding on the New Term Lender, (iii) all acts, conditions and things required to be done and performed and to have occurred prior to the execution, delivery and performance of this Amendment, and to render the same the legal, valid and binding obligation of the New Term Lender, enforceable against it in accordance with its terms, have been done and performed and have occurred in due and strict compliance with all applicable laws; (b) confirms that it has received a copy of the Credit Agreement and the Loan Documents, together with copies of the most recent financial statements delivered pursuant to §§6.4 and 7.4 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment; (c) agrees that it will, independently and without reliance upon the Lenders or the Administrative Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (d) represents and warrants that it is eligible to become a party to the Credit Agreement under the terms and conditions of the Credit Agreement as amended hereby; (e) appoints and authorizes the Administrative Agent to take such action as Administrative Agent on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto; and (f) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Term Loan Lender.

(e)           The Borrowers shall, within five (5) days after a request by a Replacement Lender to the Administrative Agent, deliver to each such requesting Replacement Lender a Term Note evidencing such Replacement Lender’s Replacement Term Loan, as renamed pursuant to §1(c) hereof.

§2.                               Amendment to §1.1 of the Credit Agreement. Section 1.1 of the Credit Agreement is hereby amended as follows:

(a) The definition of “Applicable Rate” set forth in such §1.1 is amended by deleting the table set forth in such definition and replacing it with the table set forth below.

		Revolving Credit Loans:		Term Loans:
Level	Pricing Ratio	Applicable Rate for Base Rate Loans	Applicable Rate for Eurodollar Rate Loans	Applicable Rate for Base Rate Loans	Applicable Rate for Eurodollar Rate Loans	Commitment Fee

I	Less than 2.75:1.0	Base Rate plus 0.25% per annum	Eurodollar Rate plus 2.25% per annum	Base Rate plus 0.75% per annum	Eurodollar Rate plus 2.75% per annum	0.375%

II	Greater than or equal to 2.75:1.0 and less than 3.25:1.0	Base Rate plus 0.50% per annum	Eurodollar Rate plus 2.50% per annum	Base Rate plus 0.75% per annum	Eurodollar Rate plus 2.75% per annum	0.500%

III	Greater than or equal to 3.25:1.0 and less than 3.75:1.0	Base Rate plus 0.75% per annum	Eurodollar Rate plus 2.75% per annum	Base Rate plus 0.75% per annum	Eurodollar Rate plus 2.75% per annum	0.500%

IV	Greater than or equal to 3.75:1.0 and less than 4.25:1.0	Base Rate plus 1.00% per annum	Eurodollar Rate plus 3.00% per annum	Base Rate plus 1.00% per annum	Eurodollar Rate plus 3.00% per annum	0.500%

V	Greater than or equal to 4.25:1.0	Base Rate plus 1.25% per annum	Eurodollar Rate plus 3.25% per annum	Base Rate plus 1.00% per annum	Eurodollar Rate plus 3.00% per annum	0.500%

(b)                                 The definitions of “Term Loan” and “Term Loan Lenders” set forth in such §1.1 are deleted in their entirety and substituted in lieu thereof are the following new definitions:

“Term Loan.  (a) Prior to the Second Amendment Effective Date, the term loan made by the Term Loan Lenders to the Borrowers on the Effective Date in the original principal amount of $150,000,000 pursuant to §4, and (b) as of the Second Amendment Effective Date, the term loan made by the Term Loan Lenders (which Term Loan Lenders were originally referred to in such Second Amendment as the Replacement Lenders) to the Borrowers on the Second Amendment Effective Date in the original principal amount of $150,000,000 pursuant to §1 of the Second Amendment (the proceeds of which were used to prepay the Term Loan advanced on the Effective Date) as such amount may be increased thereafter pursuant to the terms and conditions set forth in §19(g) or reduced or reallocated from time to time pursuant to the provisions hereof.”

“Term Loan Lenders.  (a) Prior to the Second Amendment Effective Date, the lenders holding a portion of the Term Loan made to the Borrowers on the Effective Date as set forth on Schedule 2 hereto together with any other Person who became an assignee of any rights and obligations of a Term Loan Lender pursuant to §19 of the Credit Agreement prior to such date, and (b) from and after the Second

Amendment Effective Date, the lenders (which Term Loan Lenders were originally referred to in such Second Amendment as the Replacement Lenders) who hold a portion of the Term Loan made to the Borrowers on the Second Amendment Effective Date (the proceeds of which were used to prepay the Term Loan advanced on the Effective Date) as set forth on Schedule 2 hereto together with any other Person who becomes an assignee of any rights and obligations of a Term Loan Lender pursuant to §19 of the Credit Agreement.”

(c)                                  The following new definitions are added to such §1.1 in the appropriate alphabetical order:

“Second Amendment.  That certain Second Amendment to Second Amended and Restated Credit and Term Loan Agreement, dated as of August    , 2003, among the Borrowers, the Administrative Agent and the Lenders.”

“Second Amendment Effective Date.  The date on which each of the conditions precedent set forth in §8 of the Second Amendment have been satisfied.”

§3.          Amendment to §4.2 of the Credit Agreement.  Section 4.2 of the Credit Agreement is hereby amended by deleting the text of such §4.2 in its entirety and substituting in lieu thereof the following text:

§4.2  Evidence of Debt; Term Notes.

§4.2.1              Loan Accounts.  Each Term Loan Lender shall maintain in accordance with its usual practice an account or accounts evidencing indebtedness of the Borrowers to such Term Loan Lender resulting from such Term Loan Lender’s Term Loan Percentage of the Term Loan of such Term Loan Lender from time to time, including the amounts of principal and interest payable and paid to such Term Loan Lender from time to time under this Credit Agreement.  The Administrative Agent shall maintain accounts in which it shall record (a) the amount of the Term Loan made hereunder, the Type thereof and each Interest Period applicable thereto, (b) the amount of any principal or interest due and payable or to become due and payable from the Borrowers to each Term Loan Lender hereunder and (c) both the amount of any sum received by the Administrative Agent hereunder for the account of the Term Loan Lenders and each Term Loan Lender’s share thereof (if any).  The entries made by each Term Loan Lender in the accounts maintained pursuant to this §4.2.1 (or any Term Note Record referred to below) shall, to the extent permitted by applicable law, be prima facie evidence of the existence and amounts of the obligations of the Borrowers therein recorded; provided, however, that the failure of any Lender to maintain any such accounts, or any error therein, shall not in any manner affect the obligation of the Borrowers to repay (with applicable interest) the Term Loan made in accordance with the terms of this Credit Agreement.

§4.2.2.           Term Notes.  The Borrowers agree that, upon the request of any Term Loan Lender, the amount of the Term Loan advanced or to be advanced by such Term Loan Lender shall be evidenced by a promissory note of the Borrowers in substantially the form of Exhibit A-3 hereto (each a “Term Note”), dated the Second Amendment Effective Date (or such other date on which a Term Loan Lender may become a party hereto in accordance with §19 of the Credit Agreement) and completed with appropriate insertions. The Term Note shall be payable to the order of such Term Loan Lender in a principal amount equal to the Term Loan made by such Term Loan Lender on the Second Amendment Effective Date (or, in the case of Term Notes issued after the Second Amendment Effective Date, be in a stated principal amount equal to the outstanding principal amount of the Term Loan of such Term Loan Lender on the date of the issuance thereof). The Borrowers irrevocably authorize each Term Loan Lender with a Term Note to make or cause to be made a notation on such Term Loan Lender’s Term Note Record reflecting the original principal amount of such Term Loan Lender’s Term Loan Percentage of the Term Loan and, at or about the time of the receipt of any payment of principal on such Lender’s Term Note, an appropriate notation on such Term Loan Lender’s Term Note Record reflecting the receipt of such payment.

§4.                               Amendment to §4.5 of the Credit Agreement.  Section 4.5 of the Credit Agreement is hereby amended by inserting the following sentence and table at the end of such section:

If the Borrowers prepay the Term Loan in whole or in part, the Borrowers shall pay a premium with respect to each such prepayment in an amount determined in accordance with the percentages set forth in the following table opposite the period during which such prepayment is made:

Period	Prepayment Premium

Second Amendment Effective Date through first anniversary thereof	1% of amount prepaid

Day after first anniversary of Second Amendment Effective Date through the second anniversary of the Second Amendment Effective Date	0.5% of amount prepaid

Thereafter	-0-

§5.                               Amendment to §6.15 of the Credit Agreement.  Section 6.15 of the Credit Agreement is hereby amended by deleting the text of such §6.15 in its entirety and substituting in lieu thereof the following table:

6.15.  Use of Proceeds. The proceeds of the Loans shall be used (a) to refinance the existing Indebtedness of the Borrowers under the Existing Credit Agreement, (b) to fund Permitted Acquisitions, (c) for Capital Expenditures and (d)

for working capital and other general corporate purposes, provided that the proceeds of the Term Loan (advanced on the Second Amendment Effective Date) shall be used solely to repay the existing indebtedness of the Borrowers with respect to the Term Loan (advanced on the Effective Date). No proceeds of the Loans are to be used, and no portion of any Letter of Credit is to be obtained, in any way that will violate Regulations U or X of the Board of Governors of the Federal Reserve System.  The Borrowers will obtain Letters of Credit solely for general corporate purposes.

§6.                               Amendment to §19(a) of the Credit Agreement.  Section 19(a) of the Credit Agreement is hereby amended by inserting, after the first two words “the Borrowers” in clause (A) of such section, the following parenthetical: “(if requested by the assignee in the case of an assignment of a portion of the Term Loan)”.

§7.                               Schedule 2.  Upon the effectiveness of this Amendment, the Administrative Agent shall revise Schedule 2 of the Credit Agreement to reflect each Replacement Lender’s Term Loan Percentage, dollar amount of its portion of the Term Loan and lending office as of the date of effectiveness.

§8.                               Conditions to Effectiveness.  This Amendment shall become effective upon the satisfaction of each of the following conditions precedent:

(a)                                  the Administrative Agent shall have received a counterpart signature page to this Amendment duly executed and delivered by each of the Borrowers, each Replacement Lender and the Required Lenders;

(b)                                 the Administrative Agent shall be satisfied that the proceeds of the Replacement Term Loan shall be immediately applied to prepay the outstanding balance of the Original Term Loan, and the Borrowers shall pay any breakage fees owed in connection with such prepayment to the exiting Term Loan Lenders; and

(c)                                  the Administrative Agent shall have received evidence reasonably satisfactory to the Administrative Agent that all corporate or other action necessary for the valid execution, delivery and performance by the Borrowers of this Amendment, the borrowing of the Replacement Term Loan and the transactions contemplated hereby shall have been duly and effectively taken.

§9.                               Representations and Warranties.  Each of the Borrowers represents and warrants as follows:

(a)                                  The execution, delivery and performance of each of this Amendment and the Credit Agreement, as amended as of the date hereof and the transactions contemplated hereby and thereby are within the corporate power and authority of such Borrower and have been or will be authorized by proper corporate proceedings, and do not (a) require any consent or approval of the stockholders of such Borrower, (b) contravene any provision of the charter documents or by-laws of such Borrower or any law, rule or regulation applicable to such Borrower, or (c) contravene any provision of, or constitute an event of default or event which, but for the requirement that time elapse or notice be given, or both, would constitute an event of default under, any other material agreement, instrument or undertaking binding on such Borrower.

(b)                                 This Amendment and the Credit Agreement as amended as of the date hereof and all of the terms and provisions hereof and thereof are the legal, valid and binding obligations of such Borrower enforceable in accordance with their respective terms except as limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors’ rights generally, and except as the remedy of specific performance or of injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought.

(c)                                  The execution, delivery and performance of this Amendment and the Credit Agreement as amended as of the date hereof and the transactions contemplated hereby and thereby do not require any approval or consent of, or filing or registration with, any governmental or other agency or authority, or any other party.

(d)                                 Each of the representations and warranties of the Borrowers contained in the Credit Agreement or in any document or instrument delivered pursuant to or in connection with the Credit Agreement shall be true as of the date as of which they were made and are true and correct in all material respects as of the date hereof with the same effect as if made on and as of the date hereof (except to the extent of changes resulting from transactions contemplated or permitted by this Credit Agreement and changes occurring in the ordinary course of business which singly or in the aggregate are not materially adverse, and to the extent that such representations and warranties relate expressly to an earlier date).

(e)                                  After giving effect to this Amendment, no Default or Event of Default under the Credit Agreement has occurred and is continuing.

§10.                        Ratification, etc.  Except as expressly amended hereby, the Credit Agreement, the other Loan Documents and all documents, instruments and agreements related thereto are hereby ratified and confirmed in all respects and shall continue in full force and effect. Each Borrower hereby affirms all of its Obligations under the Credit Agreement and under each of the other Loan Documents to which it is a party and hereby affirms its absolute and unconditional promise to pay to the Lenders the Loans and all other amounts due under the Credit Agreement (as amended hereby) and the other Loan Documents. Each Borrower hereby confirms that the Obligations (including those in respect of the Replacement Term Loan) are and remain secured pursuant to the Security Documents and pursuant to all other instruments and documents executed and delivered by such Borrower as security for the Obligations. This Amendment and the Credit Agreement shall hereafter be read and construed together as a single document, and all references in the Credit Agreement or any related agreement or instrument to the Credit Agreement shall hereafter refer to the Credit Agreement as amended by this Amendment.

§11.                        GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS.

§12.                        Delivery By Facsimile Or Other Electronic Transmission.  This Amendment, to the extent signed and delivered by means of a facsimile machine or other electronic transmission in which the actual signature is evident, shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any party hereto, each other party hereto or thereto shall re-execute original forms hereof and deliver them to all other parties.  No party hereto shall raise the use of a facsimile machine or other electronic transmission in which the actual signature is evident to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of a facsimile machine or other electronic transmission in which the actual signature is evident as a defense to the formation of a contract and each party forever waives such defense.

§13.                        Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which counterparts taken together shall be deemed to constitute one and the same instrument.

§14.                        Miscellaneous. The captions in this Amendment are for convenience of reference only and shall not define or limit the provisions hereof.  The Borrowers agree to pay to the Administrative Agent, on demand by the Administrative Agent, all reasonable out-of-pocket costs and expenses incurred or sustained by the Administrative Agent in connection with the preparation of this Amendment, including reasonable legal fees.

[Remainder of page intentionally blank]

IN WITNESS WHEREOF, each of the undersigned have duly executed this Amendment as of the date first set forth above.

FLEET NATIONAL BANK, individually and as Administrative Agent

By:	/s/ Maria de Faria e Maia
Name: Maria de Faria e Maia
Title: Managing Director

BANK OF AMERICA, N.A., individually and as Syndication Agent

By:	/s/ Jonathon M. Phillips
Name: Jonathon M. Phillips
Title: V.P.

BANK NORTH N.A.

By:	/s/ E. Kirke Hart
Name: E. Kirk Hart
Title: Regional Vice President

CITIZENS BANK

By:	/s/ Cindy Chen
Name: Cindy Chen
Title: Vice president

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

COMERICA BANK

By:	/s/ D. Scott Hagwell
Name: D. Scott Hagwell
Title: Corporate Banking Officer

LASALLE BANK NATIONAL ASSOCIATION

By:	/s/ Brian D. Peterson
Name: Brian D. Peterson
Title: First Vice President

MERRILL LYNCH CAPITAL, a division of Merrill Lynch Business Financial Services, Inc.

By:	/s/ Sheila C. Weimer
Name: Sheila C. Weimer
Title: Vice President

IN WITNESS WHEREOF, each of the undersigned have duly executed this Amendment as of the date first set forth above.

SENIOR DEBT PORTFOLIO
By: Boston Management and Research as Investment Advisor

By:	/s/ Payson F. Swaffield
Name: PAYSON F. SWAFFIELD
Title: VICE PRESIDENT

IN WITNESS WHEREOF, each of the undersigned have duly executed this Amendment as of the date first set forth above.

EATON VANCE SENIOR INCOME TRUST
BY: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR

By:	/s/ Payson F. Swaffield
Name: PAYSON F. SWAFFIELD
Title: VICE PRESIDENT

IN WITNESS WHEREOF, each of the undersigned have duly executed this Amendment as of the date first set forth above.

EATON VANCE INSTITUTION SENIOR LOAN FUND
BY: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR

By:	/s/ Payson F. Swaffield
Name: PAYSON F. SWAFFIELD
Title: VICE PRESIDENT

IN WITNESS WHEREOF, each of the undersigned have duly executed this Amendment as of the date first set forth above.

OXFORD STRATEGIC INCOME FUND
BY: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR

By:	/s/ Payson F. Swaffield
Name: PAYSON F. SWAFFIELD
Title: VICE PRESIDENT

IN WITNESS WHEREOF, each of the undersigned have duly executed this Amendment as of the date first set forth above.

EATON VANCE CDO III, LTD.
BY: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR

By:	/s/ Payson F. Swaffield
Name: PAYSON F. SWAFFIELD
Title: VICE PRESIDENT

IN WITNESS WHEREOF, each of the undersigned have duly executed this Amendment as of the date first set forth above.

EATON VANCE CDO IV LTD,
BY: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR

By:	/s/ Payson F. Swaffield
Name: PAYSON F. SWAFFIELD
Title: VICE PRESIDENT

IN WITNESS WHEREOF, each of the undersigned have duly executed this Amendment as of the date first set forth above.

COSTANTINUS EATON VANCE CDO V, LTD.
BY: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR

By:	/s/ Payson F. Swaffield
Name: PAYSON F. SWAFFIELD
Title: VICE PRESIDENT

IN WITNESS WHEREOF, each of the undersigned have duly executed this Amendment as of the date first set forth above.

EATON VANCE CDO VI LTD,
BY: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR

By:	/s/ Payson F. Swaffield
Name: PAYSON F. SWAFFIELD
Title: VICE PRESIDENT

IN WITNESS WHEREOF, each of the undersigned have duly executed this Amendment as of the date first set forth above.

GRAYSON & CO
BY: BOSTON MANAGEMENT AND RESEARCH AS INVESTMENT ADVISOR

By:	/s/ Payson F. Swaffield
Name: PAYSON F. SWAFFIELD
Title: VICE PRESIDENT

IN WITNESS WHEREOF, each of the undersigned have duly executed this Amendment as of the date first set forth above.

BIG SKY SENIOR LOAN FUND, LTD.
BY: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR

By:	/s/ Payson F. Swaffield
Name: PAYSON F. SWAFFIELD
Title: VICE PRESIDENT

IN WITNESS WHEREOF, each of the undersigned have duly executed this Amendment as of the date first set forth above.

EATON VANCE VT FLOATING-RATE INCOME FUND
BY: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR

By:	/s/ Payson F. Swaffield
Name: PAYSON F. SWAFFIELD
Title: VICE PRESIDENT

IN WITNESS WHEREOF, each of the undersigned have duly executed this Amendment as of the date first set forth above.

EATON VANCE LIMITED DURATION INCOME FUND
BY: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR

By:	/s/ Payson F. Swaffield
Name: PAYSON F. SWAFFIELD
Title: VICE PRESIDENT

IN WITNESS WHEREOF, each of the undersigned have duly executed this Amendment as of the date first set forth above.

TOLLI & CO.
BY: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR

By:	/s/ Payson F. Swaffield
Name: PAYSON F. SWAFFIELD
Title: VICE PRESIDENT

IN WITNESS WHEREOF, each of the undersigned have duly executed this Amendment as of the date first set forth above.

Carlyle High Yield Partners, L.P.

By:	/s/ Linda Pace
Name: LINDA PACE
Title: PRINCIPAL

IN WITNESS WHEREOF, each of the undersigned have duly executed this Amendment as of the date first set forth above.

Carlyle High Yield Partners II, Ltd.

By:	/s/ Linda Pace
Name: LINDA PACE
Title: PRINCIPAL

IN WITNESS WHEREOF, each of the undersigned have duly executed this Amendment as of the date first set forth above.

Carlyle High Yield Partners III, Ltd.

By:	/s/ Linda Pace
Name: LINDA PACE
Title: PRINCIPAL

IN WITNESS WHEREOF, each of the undersigned have duly executed this Amendment as of the date first set forth above.

Carlyle High Yield Partners IV, Ltd.

By:	/s/ Linda Pace
Name: LINDA PACE
Title: PRINCIPAL

IN WITNESS WHEREOF, each of the undersigned have duly executed this Amendment as of the date first set forth above.

Sankary Advisors, LLC as Collateral Manager for Great Point CLO 1999-1 LTD., as Term Lender

By:	/s/ Stacy Braatz
Name: Stacy Braatz
Title: Secretary

IN WITNESS WHEREOF, each of the undersigned have duly executed this Amendment as of the date first set forth above.

Sankary Advisors, LLC as Collateral Manager for Great Point CLO 1999-1 LTD., as Term Lender

By:	/s/ Stacy Braatz
Name: Stacy Braatz
Title: Secretary

IN WITNESS WHEREOF, each of the undersigned have duly executed this Amendment as of the date first set forth above.

Sankary Advisors, LLC as Collateral Manager for Great Point CLO 1999-1 LTD., as Term Lender

By:	/s/ Stacy Braatz
Name: Stacy Braatz
Title: Secretary

IN WITNESS WHEREOF, each of the undersigned have duly executed this Amendment as of the date first set forth above.

Sankary Advisors, LLC as Collateral Manager for Great Point CLO 1999-1 LTD., as Term Lender

By:	/s/ Stacy Braatz
Name: Stacy Braatz
Title: Secretary

IN WITNESS WHEREOF, each of the undersigned have duly executed this Amendment as of the date first set forth above.

THE TRAVELERS INSURANCE COMPANY

By:	/s/ Denise T. Duffee
Name: DENISE T. DUFFEE
Title: INVESTMENT OFFICER

IN WITNESS WHEREOF, each of the undersigned have duly executed this Amendment as of the date first set forth above.

COLISEUM FUNDING LTD.

By Travelers Asset Management International Company, LLC

By:	/s/ Denise T. Duffee
Name: DENISE T. DUFFEE
Title: INVESTMENT OFFICER

IN WITNESS WHEREOF, each of the undersigned have duly executed this Amendment as of the date first set forth above.

COLUMBUS LOAN FUNDING LTD.

By Travelers Asset Management International Company, LLC

By:	/s/ Denise T. Duffee
Name: DENISE T. DUFFEE
Title: INVESTMENT OFFICER

IN WITNESS WHEREOF, each of the undersigned have duly executed this Amendment as of the date first set forth above.

CITIGROUP INVESTMENTS CORPORATE LOAN FUND INC.

By Travelers Asset Management International Company, LLC

By:	/s/ Denise T. Duffee
Name: DENISE T. DUFFEE
Title: INVESTMENT OFFICER

IN WITNESS WHEREOF, each of the undersigned have duly executed this Amendment as of the date first set forth above.

CITICORP INSURANCE AND INVESTMENT TRUST

By Travelers Asset Management International Company, LLC

By:	/s/ Denise T. Duffee
Name: DENISE T. DUFFEE
Title: INVESTMENT OFFICER

IN WITNESS WHEREOF, each of the undersigned have duly executed this Amendment as of the date first set forth above.

Hanover Square CLO Ltd.

By: Blackstone Debt Advisors L.P. As Collateral Manager

By:	/s/ Dean Criares
Name: Dean Criares
Title: Managing Director

IN WITNESS WHEREOF, each of the undersigned have duly executed this Amendment as of the date first set forth above.

Fidelity Advisor Series II: Fidelity Advisor Floating Rate High Income Fund (161)

By:	/s/ Frank X. Knox
Name: Frank X. Knox
Title: Assistant Treasurer

IN WITNESS WHEREOF, each of the undersigned have duly executed this Amendment as of the date first set forth above.

BANK ONE, NA

By:	/s/ Clifton Chang
Name: Clifton Chang
Title: Managing Director

IN WITNESS WHEREOF, each of the undersigned have duly executed this Amendment as of the date first set forth above.

EMERALD ORCHARD LIMITED

By:	/s/ Stacey Malek
Name: STACEY MALEK
Title: ATTORNEY IN FACT

IN WITNESS WHEREOF, each of the undersigned have duly executed this Amendment as of the date first set forth above.

ELT LTD.

By:	/s/ Ann E. Morris
Name: ANN E. MORRIS
Title: AUTHORIZED AGENT

IN WITNESS WHEREOF, each of the undersigned have duly executed this Amendment as of the date first set forth above.

KZH HIGHLAND-2 LLC

By:	/s/ Hi Hua
Name: HI HUA
Title: AUTHORIZED AGENT

BORROWERS:

CASELLA WASTE SYSTEMS, INC.

ALL CYCLE WASTE, INC.

ALTERNATE ENERGY, INC.

ATLANTIC COAST FIBERS, INC.

B. AND C. SANITATION CORPORATION

BLASDELL DEVELOPMENT GROUP, INC.

BRISTOL WASTE MANAGEMENT, INC.

CASELLA TRANSPORTATION, INC.

CASELLA WASTE MANAGEMENT OF MASSACHUSETTS, INC.

CASELLA WASTE MANAGEMENT OF N.Y., INC.

CASELLA WASTE MANAGEMENT OF PENNSYLVANIA, INC.

CASELLA WASTE MANAGEMENT, INC.

DATA DESTRUCTION SERVICES, INC.

FAIRFIELD COUNTY RECYCLING, INC.

FCR CAMDEN, INC.

FCR FLORIDA, INC.

FCR GREENSBORO, INC.

FCR GREENVILLE, INC.

FCR MORRIS, INC.

FCR REDEMPTION, INC.

FCR TENNESSEE, INC.

FCR, INC.

FOREST ACQUISITIONS, INC.

GRASSLANDS INC.

HAKES C & D DISPOSAL, INC.

HARDWICK LANDFILL, INC.

HIRAM HOLLOW REGENERATION CORP.

K-C INTERNATIONAL, LTD.

KTI BIO FUELS, INC.

KTI ENVIRONMENTAL GROUP, INC.

KTI NEW JERSEY FIBERS, INC.

KTI OPERATIONS INC.

KTI RECYCLING OF NEW ENGLAND, INC.

KTI SPECIALTY WASTE SERVICES, INC.

KTI, INC.

By:	/s/ Richard A. Norris
Name: Richard A. Norris
Title: Vice President and Treasurer

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

MECKLENBURG COUNTY RECYCLING, INC.

NATURAL ENVIRONMENTAL, INC.

NEW ENGLAND WASTE SERVICES OF MASSACHUSETTS, INC.

NEW ENGLAND WASTE SERVICES OF ME, INC.

NEW ENGLAND WASTE SERVICES OF N.Y., INC.

NEW ENGLAND WASTE SERVICES OF VERMONT, INC.

NEW ENGLAND WASTE SERVICES, INC.

NEWBURY WASTE MANAGEMENT, INC.

NORTH COUNTRY ENVIRONMENTAL SERVICES, INC.

NORTHERN PROPERTIES CORPORATION OF PLATTSBURGH

NORTHERN SANITATION, INC.

PERC, INC.

PINE TREE WASTE, INC.

R.A. BRONSON INC.

RESOURCE RECOVERY OF CAPE COD, INC.

RESOURCE RECOVERY SYSTEMS OF SARASOTA, INC.

RESOURCE RECOVERY SYSTEMS, INC.

RESOURCE TRANSFER SERVICES, INC.

RESOURCE WASTE SYSTEMS, INC.

SCHULTZ LANDFILL, INC.

SUNDERLAND WASTE MANAGEMENT, INC.

U.S. FIBER, INC.

WASTE-STREAM INC.

WESTFIELD DISPOSAL SERVICE, INC.

WINTERS BROTHERS, INC.

By:	/s/ Richard A. Norris
Name: Richard A. Norris
Title: Vice President and Treasurer

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

CASELLA NH INVESTORS CO., LLC

By: KTI, Inc., its sole member

By:	/s/ Richard A. Norris
Name: Richard A. Norris
Title: Vice President and Treasurer

CASELLA NH POWER CO., LLC

By: KTI, Inc., its sole member

By:	/s/ Richard A. Norris
Name: Richard A. Norris
Title: Vice President and Treasurer

CASELLA RTG INVESTORS CO., LLC

By: Casella Waste Systems, Inc., its sole member

By:	/s/ Richard A. Norris
Name: Richard A. Norris
Title: Chief Financial Officer and Treasurer

THE HYLAND FACILITY ASSOCIATES

By:	/s/ Richard A. Norris
Name: Richard A. Norris
Title: Duly Authorized Agent

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

MAINE ENERGY RECOVERY COMPANY, LIMITED PARTNERSHIP

By: KTI Environmental Group, Inc., general partner

By:	/s/ Richard A. Norris
Name: Richard A. Norris
Title: Vice President and Treasurer

PERC MANAGEMENT COMPANY LIMITED PARTNERSHIP

By: PERC, Inc., general partner

By:	/s/ Richard A. Norris
Name: Richard A. Norris
Title: Vice President and Treasurer

ROCHESTER ENVIRONMENTAL PARK, LLC

By:	/s/ Richard A. Norris
Name: Richard A. Norris
Title: Duly Authorized Agent